Exhibit 99.1

CleanTech Acquisition Corp. and Nauticus Robotics, Inc. Complete Business Combination

Nauticus to Begin Trading on NASDAQ Under the Ticker Symbols “KITT” and “KITTW” Beginning September 13, 2022

New York, NY and Houston, TX – September 12, 2022 – Nauticus Robotics, Inc., formerly known as CleanTech Acquisition Corp. (“CLAQ”) (NASDAQ: CLAQ), today announced the successful closing of its business combination on September 9, 2022 with Nauticus Robotics, Inc. (“Nauticus”), a developer of ocean robots, autonomy software, and services to the marine industries. Nauticus’ mission is to become the most impactful ocean robotics company through the deployment of autonomous maritime systems.

The resulting combined company will operate under the name Nauticus Robotics, Inc. and will be led by Nauticus Founder and CEO Nicolaus Radford and the current executive team. The combined company’s common stock and public warrants will trade on NASDAQ under the symbols “KITT” and “KITTW,” respectively, effective September 13, 2022.

On or about September 13, 2022, all remaining CLAQ units will separate into their underlying components, which consist of one share of CLAQ common stock, one right and one-half of one warrant. All of the rights will automatically be converted into shares of common stock, with every 20 rights being automatically converted into one share of common stock. The transaction was approved by CLAQ’s stockholders at the special meeting held on September 6, 2022.

“The closing of this business combination represents a pivotal milestone in our company’s history as we take public our pursuit of transforming the ocean robotics industry with autonomous systems,” said Mr. Radford. “Not only is the ocean a tremendous economic engine, but it is also the epicenter for building a sustainable future. Our robotic fleet of Aquanauts and Hydronauts powered by our autonomy software platform, ToolKITT, will significantly reduce emissions, offshore personnel, and costs for our customers. The capital raised in this transaction from both new and existing investors will enable us to deliver the start of this fleet and accelerate our growth trajectory. I would like to give a heartfelt thank you to the Nauticus and CLAQ teams for their tireless work throughout this process as we begin demonstrating our execution and capabilities on the public stage.”

Eli Spiro, former CEO of CLAQ, commented, “We are pleased with this outcome that takes Nauticus public and allows them to further their mission of positively impacting the cost and emission profiles of the massive ocean economy. I continue to believe Nauticus’ Robotics-as-a-Service business model will be appealing to public markets investors and have confidence in their long-term growth trajectory.”

Advisors

Chardan Capital Partners (“Chardan”), Lake Street Capital Markets and ROTH Capital Partners, LLC served as financial advisors to CLAQ. Chardan acted as sole placement agent on the private placement of public equity. Loeb & Loeb LLP acted as the legal advisor to CLAQ. Winston & Strawn LLP acted as the legal advisor to Nauticus.

About Nauticus

Nauticus Robotics, Inc. is a developer of ocean robots, autonomy software, and services delivered to the marine industries. Nauticus’ robotic systems and services are delivered to commercial and government-facing customers through a Robotics-as-a-Service (RaaS) business model and direct product sales for both hardware platforms and software licenses. Besides a standalone service offering and products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading legacy systems and other third-party vehicle platforms. Nauticus provides customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure.

About CLAQ

CleanTech Acquisition Corp. was a special purpose acquisition company formed in June 2020 with the purpose of entering into a business combination with one or more businesses. CleanTech Sponsor I LLC and CleanTech Investments LLC, an affiliate of Chardan, are the founders and co-sponsors of CLAQ.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to CLAQ and Nauticus. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of Nauticus’ business plans including its plans to expand, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed transaction, any benefits of Nauticus’ partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of CLAQ and Nauticus believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of CLAQ and Nauticus caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, risks and uncertainties are described in the definitive proxy statement/prospectus relating to the proposed transaction, which has been filed by CLAQ with the SEC and other documents filed by CLAQ or Nauticus from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither CLAQ nor Nauticus can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from CLAQ’s stockholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by CLAQ’s public stockholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the final prospectus for CLAQ’s initial public offering filed with the SEC on July 16, 2021 and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither CLAQ or Nauticus presently know or that CLAQ and Nauticus currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by CLAQ, Nauticus, their respective directors, officers or employees or any other person that CLAQ and Nauticus will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of CLAQ and Nauticus as of the date of this communication. Subsequent events and developments may cause those views to change. However, while CLAQ and Nauticus may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of CLAQ or Nauticus as of any date subsequent to the date of this communication.

For investor and media inquiries, please contact:

Investors Relations Contact

Cody Slach or Jeff Grampp, CFA

Gateway Group, Inc.

(949) 574-3860

KITT@GatewayIR.com

Media Contact

Zach Kadletz

Gateway Group, Inc.

(949) 574-3860

KITT@GatewayIR.com

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